                             Note to Exhibit 10.15

            The following Trust Agreement is substantially identical in all material respects to two additional Trust Agreements except as follows:

--------------------------------------------------------------------------------
Aircraft (Tail No.)
--------------------------------------------------------------------------------
N588ML*
--------------------------------------------------------------------------------
N589ML
----------------------------------------------------------------------------
N590ML
--------------------------------------------------------------------------------

__________
* Filed document

                                                                                                          PAGE
                                                                                                          ----
                                                TABLE OF CONTENTS
                                                -----------------

ARTICLE I    DEFINITIONS AND TERMS.........................................................................   1
             Section 1.01.     Definitions.................................................................   1

ARTICLE II   AUTHORITY TO EXECUTE CERTAIN OPERATIVE AGREEMENTS; DECLARATION OF TRUST.......................   2
             Section 2.01.     Authority to Execute Documents..............................................   2
             Section 2.02.     Declaration of Trust........................................................   2

ARTICLE III  ACCEPTANCE AND DELIVERY OF AIRCRAFT; ISSUANCE OF EQUIPMENT NOTES; LEASE OF
             AIRCRAFT; REPLACEMENT.........................................................................   2
             Section 3.01.     Authorization...............................................................   2
             Section 3.02.     Conditions Precedent........................................................   3
             Section 3.03.     Postponement of Delivery Date...............................................   4
             Section 3.04.     Authorization in Respect of a Replacement Airframe or
                               Replacement Engines.........................................................   4
             Section 3.05.     Trust Agreement Remaining in Full Force and Effect..........................   5
             Section 3.06.     Authorization in Respect of Return of an Engine.............................   5

ARTICLE IV   RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST ESTATE.........................   6
             Section 4.01.     Distribution of Payments....................................................   6
             Section 4.02.     Method of Payments..........................................................   7

ARTICLE V    DUTIES OF THE OWNER TRUSTEE...................................................................   7
             Section 5.01.     Notice of Event of Default..................................................   7
             Section 5.02.     Action Upon Instructions....................................................   8
             Section 5.03.     Indemnification.............................................................   8
             Section 5.04.     No Duties Except as Specified in Trust Agreement or Instructions............   8
             Section 5.05.     No Action Except Under Specified Documents or Instructions..................   9

ARTICLE VI   THE OWNER TRUSTEE.............................................................................   9
             Section 6.01.     Acceptance of Trusts and Duties.............................................   9
             Section 6.02.     Absence of Certain Duties...................................................  10
             Section 6.03.     No Representations or Warranties as to Certain Matters......................  10
             Section 6.04.     No Segregation of Monies Required; Investment Thereof.......................  11

                                                                                                                       PAGE
                                                                                                                   ----
              Section 6.05.     Reliance Upon Certificates, Counsel and Agents..................................... 11
              Section 6.06.     Not Acting in Individual Capacity.................................................. 12
              Section 6.07.     Fees; Compensation................................................................. 12
              Section 6.08.     Tax Returns........................................................................ 12
              Section 6.09.     Fixed Investment Trust............................................................. 12

ARTICLE VII   INDEMNIFICATION OF THE OWNER TRUSTEE BY THE OWNER PARTICIPANT........................................ 13
              Section 7.01.     The Owner Participant to Indemnify the Owner Trustee............................... 13

ARTICLE VIII  RESERVED............................................................................................. 14

ARTICLE IX    SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES................................................................ 14
              Section 9.01.     Resignation of the Owner Trustee; Appointment of Successor......................... 14
              Section 9.02      Co-Trustees and Separate Trustees.................................................. 15

ARTICLE X     SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT AND OTHER DOCUMENTS.................................... 17
              Section 10.01.    Supplements and Amendments......................................................... 17
              Section 10.02.    Discretion as to Execution of Documents............................................ 17
              Section 10.03.    Absence of Requirements as to Form................................................. 18
              Section 10.04.    Distribution of Documents.......................................................... 18

ARTICLE XI    MISCELLANEOUS........................................................................................ 18
              Section 11.01.    Termination of Trust Agreement..................................................... 18
              Section 11.02.    The Owner Participant Has No Legal Title in Trust Estate........................... 19
              Section 11.03.    Assignment, Sale, etc.............................................................. 19
              Section 11.04.    Trust Agreement for Benefit of Certain Parties Only................................ 19
              Section 11.05.    Notices............................................................................ 19
              Section 11.06.    Severability....................................................................... 19
              Section 11.07.    Waivers, etc....................................................................... 19
              Section 11.08.    Counterparts....................................................................... 20
              Section 11.09.    Binding Effect, etc................................................................ 20
              Section 11.10.    Headings; References............................................................... 20
              Section 11.11.    GOVERNING LAW...................................................................... 20
              Section 11.12.    Administration of Trust............................................................ 21

                            TRUST AGREEMENT N588ML

          This TRUST AGREEMENT N588ML, dated as of September 21, 2000 between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and permitted assigns, the "Owner Participant"), and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, in its individual capacity only as expressly stated herein and otherwise not in its individual capacity but solely as trustee hereunder (herein in such capacity with its permitted successors and assigns called the "Owner Trustee").


                             W I T N E S S E T H:
                             - - - - - - - - - -


                                    ARTICLE I

                             DEFINITIONS AND TERMS

          Section 1.01.  Definitions.  Unless the context shall otherwise
                         -----------
require and except as contained in this Section 1.01, the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease (as hereinafter defined) for all purposes hereof. All definitions contained in this
Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

          "Excluded Payments" has the meaning given to such term in the Lease.
           -----------------

          "First Union" means First Union Trust Company, National Association, a
           -----------
national banking association.

          "Indenture" means Trust Indenture and Security Agreement N588ML, dated
           ---------
as of September 21, 2000, between the Owner Trustee and the Indenture Trustee, as the same may be amended, modified, or supplemented from time to time. The term "Indenture" shall also include each Indenture Supplement entered into
      ---------
pursuant to the terms of the Indenture.

          "Lease" means Lease Agreement  N588ML  dated as of September 21, 2000,
           -----
between the Lessor and the Lessee, as the same may be modified, amended or supplemented from time to time. The term "Lease" shall also include each Lease
                                           -----
Supplement entered into pursuant to the terms of the Lease.

          "Lessee" means Midway Airlines Corporation, a Delaware corporation,
           ------
and its successors and permitted assigns, as the lessee under the Lease.

          "Owner Participant" means the Person identified as such in the
           -----------------
introduction hereto.

          "Owner Trustee" means the Person identified as such in the
           -------------
introduction hereto.

          "Participation Agreement" means Participation Agreement N588ML, dated
           -----------------------
as of September 21, 2000, among the Lessee, the Owner Participant, the Lessor, the Indenture Trustee and the Loan Participants, as the same may be amended, modified or supplemented from time to time.

          "Trust Agreement" means this Trust Agreement  N588ML  dated as of
           ---------------
September 21, 2000 between First Union and the Owner Participant, as the same may be amended, modified or supplemented from time to time.

          "Trust Estate" has the meaning given to such term in the Participation
           ------------
Agreement.


                                    ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE AGREEMENTS;
                              DECLARATION OF TRUST

          Section 2.01.  Authority to Execute Documents.  The Owner Participant
                         ------------------------------
hereby authorizes and directs the Owner Trustee (i) to execute and deliver the Participation Agreement, the Lease, the Lease Supplement covering the Aircraft, the Indenture, the Indenture Supplement covering the Aircraft, the Equipment Notes and any other agreements, instruments or documents, to which the Owner Trustee is a party in the respective forms thereof in which delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery and (ii) subject to the terms hereof, to exercise its rights (upon instructions received from the Owner Participant) and perform its duties under the documents referred to in this Section in accordance with the terms thereof.

          Section 2.02.  Declaration of Trust.  First Union hereby declares that
                         --------------------
it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participant, subject, however, to the provisions of and the Lien created under the Indenture.


                                   ARTICLE III

                ACCEPTANCE AND DELIVERY OF AIRCRAFT; ISSUANCE OF
                EQUIPMENT NOTES; LEASE OF AIRCRAFT; REPLACEMENT

          Section 3.01.  Authorization.  (a)  The Owner Participant hereby
                         -------------
authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that, on the Delivery Date it will, subject to due compliance with the terms of Section 3.02 hereof:

               (i) authorize a representative or representatives of the Owner Trustee to accept delivery of the Aircraft pursuant to the Participation Agreement;

               (ii) execute and deliver each of the Operative Agreements to which the Owner Trustee is to be a party;

               (iii) purchase the Aircraft pursuant to the Participation Agreement;

               (iv) pay an amount equal to Lessor's Cost to, or at the direction of, the Lessee pursuant to the Participation Agreement in consideration of the sale of the Aircraft to the Owner Trustee thereunder;

               (v)     issue to each Loan Participant its respective Equipment
          Note in respect of the Aircraft in the amounts and otherwise as provided in the Participation Agreement and the Indenture;

               (vi) execute and deliver the financing statements contemplated by Sections 3.01(m) and (n) of the Participation Agreement;

               (vii) make application to the FAA for registration of the Aircraft in the name of the Owner Trustee;

               (viii) take such other action as may reasonably be required of the Owner Trustee hereunder or under the Participation Agreement, the Indenture or the Lease to effectuate the transactions contemplated thereby; and

               (ix) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Owner Participant, as the Owner Participant may reasonably deem necessary or advisable in connection with the transactions contemplated hereby and by the other Operative Agreements.

          (b) The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will:

               (i) immediately after the delivery of the Aircraft to the Owner Trustee, cause the Aircraft to be leased to Lessee under the Lease; and

               (ii) execute and deliver a Lease Supplement and an Indenture Supplement, in each case covering the Aircraft.

          Section 3.02.  Conditions Precedent.  The right and obligation of the
                         --------------------
Owner Trustee to take the action required by Section 3.01 hereof shall be subject to the following conditions precedent:

          (a) the Owner Participant shall have made the full amount of its Commitment with respect to the Aircraft available to the Owner Trustee, in immediately available funds, in accordance with Section 2.01(c) of the Participation Agreement; and

          (b) the terms and conditions of Section 3.01 of the Participation Agreement shall have been waived by the Owner Participant or complied with in a manner satisfactory to the Owner Participant. The Owner Participant shall, by instructing Owner Trustee to release the full amount of its Commitment then held by Owner Trustee as provided in Section 2.01 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.

          Section 3.03.  Postponement of Delivery Date.  The Owner Trustee, upon
                         -----------------------------
instructions from the Owner Participant, shall take all action specified in
Section 2.01(e) of the Participation Agreement as action to be taken by the Owner Trustee.

          Section 3.04.  Authorization in Respect of a Replacement Airframe or
                         -----------------------------------------------------
Replacement Engines.  The Owner Trustee agrees for the benefit of the Owner
-------------------
Participant that, upon the receipt by a Responsible Officer of Owner Trustee of an authorization and direction from the Owner Participant, it will, in the event of a Replacement Airframe or Replacement Engines, if any, being substituted pursuant to Section 8(a)(i) of the Lease, or a Replacement Engine being substituted pursuant to Section 7(e) of the Lease, subject to due compliance with the terms of Sections 8(d) and 7(e) of the Lease, as the case may be:

          (a) to the extent not previously accomplished by a prior authorization, authorize a representative or representatives of the Owner Trustee to accept delivery of the Replacement Airframe or Replacement Engines, if any, or the Replacement Engine;

          (b) accept from Lessee or other vendor of the Replacement Airframe or Replacement Engines, if any, or the Replacement Engine, a bill of sale or bills of sale (if tendered) and the invoice, if any, with respect to the Replacement Airframe and Replacement Engines, if any, or the Replacement Engine being furnished pursuant to Section 8(a)(i) or 7(e) of the Lease;

          (c) in the case of a Replacement Airframe, make application to the FAA (or the Aeronautical Authority of any jurisdiction other than the United States of America in which the Replacement Airframe is then registered in accordance with the terms of the Lease) for registration in the name of the Owner Trustee of the Aircraft of which such Replacement Airframe is a part;

          (d) execute and deliver a Lease Supplement and an Indenture Supplement covering (i) the Aircraft of which such Replacement Airframe is part of and, (ii) such Replacement Engine, as the case may be;

          (e) transfer its interest in (without recourse except as to obligations in respect of Lessor's Liens) and to the Airframe and Engines (if any) or the Engine being replaced to or at the direction of Lessee;

          (f) request in writing that the Indenture Trustee execute and deliver to Lessee appropriate instruments to release the Airframe or Engines (or engines) being replaced from the Lien created under the Indenture and release the Assignment of Warranties (solely with respect to such replaced Airframe or Engines, if any) from the assignment and pledge under the Indenture; and

          (g) take such further action as may be contemplated by Sections 8(d) or 7(e) of the Lease, as the case may be.

          Section 3.05.  Trust Agreement Remaining in Full Force and Effect.  In
                         --------------------------------------------------
the event of the substitution of a Replacement Airframe for the Airframe or the substitution of a Replacement Engine for any Engine or engine all provisions of this Trust Agreement relating to such replaced Airframe or Engine or engine shall be applicable to such Replacement Airframe or Replacement Engine, with the same force and effect as if such Replacement Airframe or Replacement Engine were the same airframe, engine or propeller as the Airframe or Engine being replaced but for the Event of Loss with respect to such Airframe or Engine.

          Section 3.06.  Authorization in Respect of Return of an Engine.  The
                         -----------------------------------------------
Owner Trustee agrees for the benefit of the Owner Participant that, upon the receipt by a Responsible Officer of the Owner Trustee of an authorization and direction from the Owner Participant, it will, in the event of an engine being transferred to the Owner Trustee pursuant to Section 12(b) of the Lease, subject to due compliance with the terms of such Section 12(b):

          (a) accept from Lessee or other vendor the bill of sale contemplated by such Section 12(b) with respect to such engine being transferred to the Owner Trustee;

          (b) transfer its right, title and interest in (without recourse or warranty except a warranty against Lessor's Liens) and to an Engine to or at the direction of Lessee as contemplated by such Section 12(b); and

          (c) request in writing that the Indenture Trustee execute and deliver to Lessee appropriate instruments to release the Engine being transferred to Lessee pursuant to such Section 12(b) from the Lien of the Indenture and to release Assignment of Warranties (solely with respect to such Engine) from the assignment and pledge under the Indenture.

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          Section 4.01.  Distribution of Payments.
                         ------------------------

          (a) Payments to the Indenture Trustee.  Until the Indenture shall have
              ---------------------------------
     been terminated pursuant to Section 9.01 thereof or until the Aircraft shall have been released from the Lien created under the Indenture pursuant to the terms thereof, all Basic Rent, Supplemental Rent, insurance proceeds and requisition, indemnity or other payments of any kind included in the Trust Estate (it being understood that Excluded Payments are not part of the Trust Estate) payable to the Owner Trustee (other than payments received from the Indenture Trustee) shall be payable directly to the Indenture Trustee (and if any of the same are received by the Owner Trustee shall upon receipt be paid over to the Indenture Trustee without deduction, set-off or adjustment of any kind) for distribution in accordance with the provisions of Article III of the Indenture; provided, that any payments
                                                 --------
     received by Owner Trustee from (i) Lessee with respect to Owner Trustee's fees and disbursements or (ii) Owner Participant pursuant to Section 7.01 shall not be paid over to Indenture Trustee but shall be retained by Owner Trustee and applied toward the purpose for which such payments were made.

          (b) Payments to the Owner Trustee; Other Parties.  Any payment of the
              --------------------------------------------
     type required to be paid to the Indenture Trustee referred to in paragraph
     (a) of this Section 4.01 received by the Owner Trustee after the Indenture shall have been terminated, any payment received by the Owner Trustee pursuant to the provisions of Article III of the Indenture (other than Excluded Payments) and any other amounts received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment
                                                 -----
     as shall be required to pay or reimburse the Owner Trustee for any fees or expenses not otherwise paid or reimbursed as to which the Owner Trustee is entitled to be so paid or reimbursed pursuant to the provisions hereof or of the Indenture shall be retained by the Owner Trustee; and second, the
                                                                  ------
     balance, if any, shall be paid to the Owner Participant.

          (c) Excluded Payments.  Any Excluded Payments received by the Owner
              -----------------
     Trustee shall be paid by the Owner Trustee to the Person to whom such Excluded Payments are payable under the provisions of the Tax Indemnity Agreement, the Participation Agreement, the Lease or any other Operative Agreement.

          (d) Certain Distributions to Owner Participant.  All amounts from time
              ------------------------------------------
     to time distributable to Owner Participant pursuant to the Indenture shall, if paid to Owner Trustee, be distributed by Owner Trustee to Owner Participant in accordance with the provisions of Article III of the Indenture.

          Section 4.02.  Method of Payments.  The Owner Trustee shall make
                         ------------------
distributions or cause distributions to be made to (i) the Owner Participant pursuant to this Article IV by transferring by wire transfer in immediately available funds the amount to be distributed to the account designated in
Schedule II to the Participation Agreement under the heading "Owner Participant" or such other account or accounts of the Owner Participant as it may designate from time to time by written notice to the Owner Trustee (and the Owner Trustee shall use reasonable efforts to cause such funds to be transferred by wire transfer on the same day as received, but in any case not later than the next succeeding Business Day), and (ii) the Indenture Trustee pursuant to this
Article IV by paying the amount to be distributed to the Indenture Trustee in the manner specified in the Indenture; provided, however, that the Owner Trustee
                                       --------  -------
shall use its best efforts to invest overnight, for the benefit of the Owner Participant, in investments that would be permitted by Section 15 of the Lease (but only to the extent such investments are available and, if such investments are not available, then in such other investments available to the Owner Trustee which, after consultation with the Owner Participant, the Owner Participant shall direct), all funds not transferred by the Owner Trustee by wire transfer on the same day as they were received. Notwithstanding the foregoing but subject always to the provisions of and Lien created by the Indenture, the Owner Trustee will, if so requested by the Owner Participant by written notice, pay any and all amounts payable by the Owner Trustee hereunder to the Owner Participant either (i) by crediting, or causing the Indenture Trustee to credit, such amount or amounts to an account or accounts maintained by the Owner Participant as it may designate from time to time by written notice to the Owner Trustee, in immediately available funds, or (ii) by mailing, or causing the Indenture Trustee to mail, an official bank check or checks in such amount or amounts payable to the Owner Participant at such address as the Owner Participant shall have designated in writing to the Owner Trustee.


                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          Section 5.01.  Notice of Event of Default.  If the Owner Trustee shall
                         --------------------------
have knowledge of a Default or an Event of Default or an Indenture Default or Indenture Event of Default, the Owner Trustee shall give to the Owner Participant and the Lessee prompt telephonic or telecopied notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. Subject to the terms of Section 5.03, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Operative Agreements, with respect to such Default, Event of Default, Indenture Default or Indenture Event of Default as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement and the Lease, the Owner Trustee shall not be deemed to have knowledge of a Default, an Event of Default, an Indenture Default or an Indenture Event of Default unless notified in writing thereof in the manner and at the address set forth in Section 11.05 or unless an officer in the Corporate Trust Administration Department who has responsibility for, or familiarity with, the transactions contemplated hereunder, under the Participation Agreement and under the Indenture or any Vice President in the Corporate Trust Administration Department of the Owner Trustee has actual knowledge thereof.

          Section 5.02.  Action Upon Instructions.  Subject in all respects to
                         ------------------------
the terms of Sections 5.01 and 5.03 and to the terms of the other Operative Agreements, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or under any of the Operative Agreements to which the Owner Trustee is a party, or in respect of all or any part of the Trust Estate, as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of any Liens or encumbrances) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without written instructions of the Owner Participant, the Owner Trustee shall not approve any such matter as satisfactory to it; (iv) after the expiration or earlier termination of the Lease, convey all of the Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or retain, lease or otherwise dispose of, or from time to time take such action with respect to, the Aircraft on such terms as shall be set forth in such instructions or deliver the Aircraft to the Owner Participant in accordance with such instructions; and (v) take or refrain from taking such other action or actions as may be specified in such instructions. In the event that the Owner Trustee is unsure of the application of any provision of this Trust Agreement or any other agreement relating to the transactions contemplated hereby, the Owner Trustee may request and rely upon instructions of the Owner Participant.

          Section 5.03.  Indemnification.  The Owner Trustee shall not be
                         ---------------
required to take or refrain from taking any action under Section 5.01 (other than the giving of notices referred to therein) or 5.02 unless the Owner Trustee shall have been indemnified by the Owner Participant, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if the Owner Participant shall have directed the Owner Trustee to take or refrain from taking any such action, the Owner Participant agrees to furnish such indemnity as shall be required and in addition to pay the reasonable fees and charges of the Owner Trustee for the services performed or to be performed by it pursuant to such direction. The Owner Trustee shall not be required to take any action under Section 5.01 or
5.02 if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Agreements to which the Owner Trustee is a party, or is otherwise contrary to Applicable Law.

          Section 5.04.  No Duties Except as Specified in Trust Agreement or
                         ---------------------------------------------------
Instructions. The Owner Trustee shall not have any duty or obligation to manage,
------------
control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or otherwise to take or refrain from taking any action under, or in connection with any of the Operative Agreements to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Agreements to which the Owner Trustee is a party, or (to the extent not inconsistent with the provisions of the Indenture) as expressly provided by the terms hereof or in written instructions from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02, and no implied duties or obligations shall be read into this Trust Agreement or any of the Operative Agreements to which the Owner Trustee is a party against the Owner Trustee. The Owner Trustee nevertheless agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01) promptly take such action as may be necessary duly to discharge and satisfy in full (i) all Lessor's Liens attributable to the Owner Trustee in its individual capacity, (ii) any Liens (other than Lessor's Liens attributable to it in its individual capacity) created as a result of its breach of any of its obligations under this Trust Agreement (subject to the limitations on the liability of the Owner Trustee in its individual capacity set forth in Section 6.01) on any part of the Trust Estate, or on any properties of the Owner Trustee assigned, pledged or mortgaged as part of the Trust Estate, which arise from acts of the Owner Trustee in its individual capacity, except the Lien created under the Indenture, the rights of Lessee under the Lease and the rights of the Owner Participant hereunder, and (iii) any other Liens or encumbrances attributable to the Owner Trustee in its individual capacity on any part of the Trust Estate which result from claims against the Owner Trustee in its individual capacity unrelated to the ownership of the Aircraft, the administration of the Trust Estate or the transactions contemplated by the Operative Agreements.

          Section 5.05.  No Action Except Under Specified Documents or
                         ---------------------------------------------
Instructions.  The Owner Trustee shall have no power or authority to, and the
------------
Owner Trustee agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except
(i) as expressly required by the terms of any of the Operative Agreements to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02, but subject always to the provisions of the Lien created by the Indenture.


                                  ARTICLE VI

                               THE OWNER TRUSTEE

          Section 6.01.  Acceptance of Trusts and Duties.  First Union accepts
                         -------------------------------
the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. First Union also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. First Union shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence,
(ii) its performance of the terms of the last sentence of Section 5.04, (iii) its failure to use ordinary care in receiving or disbursing funds or to comply with the first sentence of Section 6.08, (iv) liabilities that may result from the inaccuracy of any representation or warranty of the Owner Trustee in its individual capacity (or from the failure by the Owner Trustee in its individual capacity to perform any covenant made in its individual capacity) in Section
6.03 or in any of the Operative Agreements to which the Owner Trustee is a party, (v) taxes, fees or other charges on, based on or measured by any fees, commissions or other compensation received by First Union as compensation for its services rendered as the Owner Trustee, (vi) its failure (in its individual capacity or as Owner Trustee) to use ordinary care in connection with its obligations to invest funds pursuant to Section 15 of the Lease or Section 4.02 hereof and (vii) for any liability on the part of the Owner Trustee arising out of its negligence or willful or negligent misconduct in connection with its obligations under Section 5.01, 6.08 or 9.02 hereof or Section 4.01 of the Indenture; provided, however,
                                                            --------  -------
that the failure to act or perform in the absence of instructions after the Owner Trustee has requested instructions from the Owner Participant pursuant to the last sentence of Section 5.02 shall not constitute willful misconduct or gross negligence for purposes of clause (i) of this Section 6.01.

          Section 6.02.  Absence of Certain Duties.  Except in accordance with
                         -------------------------
written instructions furnished pursuant to Sections 5.01 and 5.02 and except as provided in, and without limiting the generality of, Sections 3.01, 5.04 and
5.05 and the last sentence of Section 9.01(b), the Owner Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease, this Trust Agreement, the Indenture, any financing or continuation statement or of any supplement to any thereof or to see to the maintenance of any such registration, rerecording or refiling, except that of Owner Trustee to comply with the FAA reporting requirements set forth in 14 C.F.R. (S)47.45 and 14 C.F.R. (S)47.51 or any successor provisions, and that the Owner Trustee shall upon written request furnished by Lessee take such action as may be required of the Owner Trustee to maintain the registration of the Aircraft in the name of the Owner Trustee under the Act or, to the extent the Aircraft is registered in a country other than the United States of America pursuant to Section 4.02 of the Participation Agreement, other Applicable Law, and to the extent that information for that purpose is supplied by Lessee pursuant to any of the Operative Agreements, complete and timely submit any and all reports relating to the Aircraft which may from time to time be required by the FAA or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate except as provided by Section 5.04 hereof or Section 5.03(b) of the Participation Agreement, (iv) to confirm or verify any financial statements of Lessee or (v) to inspect the Aircraft or the books and records of Lessee with respect to the Aircraft. Notwithstanding the foregoing, the Owner Trustee will furnish to Indenture Trustee and Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to Owner Trustee under the Lease or any other Operative Agreement except to the extent to which a Responsible Officer of Owner Trustee reasonably believes (and confirms by telephone call with Owner Participant) that duplicates or copies thereof have already been furnished to Owner Participant by some other Person.

          Section 6.03.  No Representations or Warranties as to Certain Matters.
                         ------------------------------------------------------
THE OWNER TRUSTEE IN ITS INDIVIDUAL CAPACITY OR AS THE OWNER TRUSTEE DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR

PURPOSE OF THE AIRCRAFT, ANY ENGINE THEREOF, ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE) OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE WHATSOEVER, except that the Owner Trustee in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received and shall hold whatever title to the Aircraft was conveyed to it by Seller free and clear of Lessor's Liens attributable to the Owner Trustee in its individual capacity, shall be in compliance with the last sentence of Section 5.04 hereof and that the Aircraft shall during the Lease Term be free of Lessor's Liens attributable to it in its individual capacity, or
(b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any other Operative Agreement to which the Owner Trustee in its individual capacity or as Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein as a representation by the Owner Trustee in its individual capacity and except that the Owner Trustee in its individual capacity hereby represents and warrants that it has all corporate power and authority to execute, deliver and perform this Trust Agreement and that this Trust Agreement has been, and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) the other Operative Agreements to which the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of the Owner Trustee and that this Trust Agreement has been duly authorized, executed and delivered by First Union and constitutes the legal, valid and binding obligation of First Union enforceable against it in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          Section 6.04.  No Segregation of Monies Required; Investment Thereof.
                         -----------------------------------------------------
Monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by Applicable Law, and may be deposited under such general conditions as may be prescribed by Applicable Law, and shall be invested as provided in Section 4.02 hereof or Section 15 of the Lease.

          Section 6.05.  Reliance Upon Certificates, Counsel and Agents.  The
                         ----------------------------------------------
Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant, Lessee or the Indenture Trustee mentioned herein or in any of the other Operative Agreements to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by a person purporting to be an officer of the Owner Participant, Lessee or the Indenture Trustee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors of Lessee, the Owner Participant or the

Indenture Trustee, as the case may be, certified by the Secretary or an Assistant Secretary of Lessee, the Owner Participant or the Indenture Trustee, as the case may be, as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may, absent actual knowledge to the contrary, for all purposes hereof rely on a certificate signed by an officer of Lessee, the Owner Participant or the Indenture Trustee, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          In the administration of the trusts hereunder, the Owner Trustee may exercise its powers and perform its duties hereunder directly or through agents or attorneys and the Owner Trustee shall not be liable for the default or misconduct of any agents or attorneys selected by it with reasonable care. In the administration of the trusts hereunder, the Owner Trustee may consult with counsel, accountants and other skilled persons and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons selected by it with reasonable care.

          Section 6.06.  Not Acting in Individual Capacity.  In acting
                         ---------------------------------
hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, including without limitation, Section 6.01, the Lease, the Participation Agreement or the Indenture, all Persons having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

          Section 6.07.  Fees; Compensation.  Except as provided in Section 5.03
                         ------------------
or 7.01, the Owner Trustee agrees that it shall have no right against the Owner Participant or the Trust Estate for any fee as compensation for its services hereunder.

          Section 6.08.  Tax Returns.  The Owner Trustee shall be responsible
                         -----------
for the keeping of all appropriate books and records relating to the receipt and disbursement by it of all monies under this Trust Agreement or any agreement contemplated hereby. The Owner Trustee shall be responsible for causing to be prepared and filed, at Lessee's expense, all income tax returns required to be filed with respect to the trust created hereby as requested by the Owner Participant and shall execute and file such returns as directed by the Owner Participant.

          Section 6.09.  Fixed Investment Trust.  Notwithstanding anything
                         ----------------------
herein to the contrary, the Owner Trustee shall not be authorized and shall have no power to "vary the investment" of the Owner Participant within the meaning of section 301.7701-4(c) of the Treasury Regulations.

                                  ARTICLE VII

                     INDEMNIFICATION OF THE OWNER TRUSTEE
                           BY THE OWNER PARTICIPANT

          Section 7.01.  The Owner Participant to Indemnify the Owner Trustee.
                         ----------------------------------------------------
The Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save, defend and hold harmless the Owner Trustee in its individual capacity, and its successors, assigns (but not security assigns), directors, officers, representatives, agents, employees and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Owner Trustee on or measured by any compensation received by the Owner Trustee for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees, but excluding internal costs and expenses such as salaries and overhead) and expenses of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Owner Trustee in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other Person; provided that Owner Participant shall be subrogated to the rights
              --------
of Owner Trustee against Lessee or any other indemnitor) in any way relating to or arising out of this Trust Agreement or any of the other Operative Agreements or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Airframe, any Engine or any Part of the foregoing (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee either as trustee or in its individual capacity in the performance or nonperformance of its duties hereunder or under any of the other Operative Agreements to which it is a party or (b) those resulting from the inaccuracy of any representation or warranty of the Owner Trustee in its individual capacity (or from the failure of the Owner Trustee in its individual capacity to perform any covenant) in Section 6.03, or in any of the Operative Agreements, or (c) those arising or resulting from any of the matters described in the last sentence of Section 6.01, or (d) those resulting from its failure to perform the terms of the last sentence of Section 5.04 hereof or from its failure to use ordinary care in the receipt and disbursement of funds or in connection with its obligation to invest funds pursuant to Section 15 of the Lease or Section 4.02 hereof or in compliance with the first Section of Section 6.08, or (e) any liability on the part of Owner Trustee arising out of its negligence or willful or negligent misconduct in connection with its obligations under Section 5.01, 6.08 or 9.02 hereof or Section 4.01 of the Indenture, or (f) those arising under any circumstances or upon any terms where Lessee would not have been required to indemnify Owner Trustee, in its individual capacity, pursuant to Section 6.01 or 7.01 of the Participation Agreement; provided, that
                                                                 --------
before asserting its right to indemnification, if any, pursuant to this Section 7.01, Owner Trustee shall first demand its corresponding right to indemnification pursuant to Section 6.01 or 7.01 of the Participation Agreement (but need not exhaust any or all remedies available thereunder). The indemnities contained in this Section 7.01 extend to the Owner Trustee only in its individual capacity and shall not be construed as indemnities of the Indenture Estate or the Trust Estate. The indemnities contained in this Section 7.01 shall survive the termination of this Trust Agreement and the resignation or removal of the Owner Trustee. In addition, if necessary, the Owner Trustee shall be entitled to indemnification from the Trust Estate, subject however to the provisions of
Section 4.01 hereof and the Lien created under the Indenture, for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee, the Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement.


                                  ARTICLE VII

                                   RESERVED


                                  ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          Section 9.01.  Resignation of the Owner Trustee; Appointment of
                         ------------------------------------------------
Successor.  (a) Resignation or Removal.  The Owner Trustee or any successor
---------       ----------------------
Owner Trustee (i) shall resign if required to do so pursuant to Section 5.02(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days prior written notice to the Owner Participant, the Indenture Trustee and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b). In addition, the Owner Participant may at any time remove the Owner Trustee, or revoke the trusts created by this Trust Agreement, in either case with or without cause by a notice in writing delivered to the Owner Trustee, the Indenture Trustee and Lessee. Any such removal shall be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b). In the case of the resignation or removal of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument in writing. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee or the Indenture Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) Execution and Delivery of Documents, etc.  Any successor Owner
              -----------------------------------------
     Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee, with a copy to Owner Participant, Lessee and Indenture Trustee, an instrument accepting such appointment and assuming the obligations of Owner Trustee, in its individual capacity and as Owner Trustee, under the Operative Agreements to which Owner Trustee is a party, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trust hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will complete, execute and deliver to the successor Owner Trustee such documents as are necessary to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the FAA or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) Qualification.  Any successor Owner Trustee, however appointed,
              -------------
     shall be a Citizen of the United States, shall be qualified to act as a trustee in Delaware (if the trust created hereby is to remain in such state) and shall also be a bank or trust company organized under the laws of the United States of America or any state thereof having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable and customary terms.

          (d) Merger, etc.  Any corporation into which the Owner Trustee may be
              ------------
     merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.01(c), be the Owner Trustee hereunder without further act; provided that such corporation shall not also be the Indenture Trustee.

          Section 9.02   Co-Trustees and Separate Trustees.  If at any time or
                         ---------------------------------
times it shall be necessary or prudent in order to conform to any Applicable Law of any jurisdiction in which all or any part of the Trust Estate is located, or the Owner Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and the Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons (any and all of which shall be a Citizen of the United States) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee or co-trustees, jointly with the Owner Trustee, or to act as separate trustee or trustees hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event (i) the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, or (ii) an Indenture Event of Default not arising from an Event of Default shall occur and be continuing, the Owner Trustee may act under the foregoing provisions of this
Section 9.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 9.02 in either of such contingencies.

          Every additional trustee hereunder shall, to the extent permitted by Applicable Law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

          (e) all powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the corporation designated as the Owner Trustee in the first paragraph of this Trust Agreement, or its successors as the Owner Trustee hereunder;

          (f) all other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee and any limitations thereon shall be conferred or imposed upon and exercised or performed by the corporation designated as the Owner Trustee in the first paragraph of this Trust Agreement or its successors as the Owner Trustee, and such additional trustee or trustees jointly, except to the extent that under any Applicable Law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate), the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

          (g) no power given to, or which it is provided hereby may be exercised by, any such additional trustee or trustees shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the corporation designed as the Owner Trustee in this Trust Agreement or its successor as the Owner Trustee, anything herein contained to the contrary notwithstanding;

          (h) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

          (i) the Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it in such connection in such contingency; and

          (j) no appointing of, or action by, any additional trustee will relieve the Owner Trustee of any of its obligations under, or otherwise affect any of the terms of the Indenture or affect the interests of the Indenture Trustee or the Noteholders in the Trust Estate.

          In case any separate trustee under this Section 9.02 shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such separate trustee shall, so far as permitted by Applicable Law, vest in and be exercised by Owner Trustee, without the appointment of a successor to such separate trustee.


                                   ARTICLE X

                 SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT
                              AND OTHER DOCUMENTS

          Section 10.01. Supplements and Amendments.  (a)   Supplements and
                         --------------------------         ---------------
Amendments. At any time and from time to time, upon the written request of the
----------
Owner Participant, (i) the Owner Trustee, together with the Owner Participant, shall, subject to Section 5.11 of the Participation Agreement, execute a supplement to this Trust Agreement for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement (except Section 11.11) as specified in such request, and (ii) the Owner Trustee shall, subject to compliance with the applicable provisions of Section 8.01 of the Indenture, enter into such written amendment of or supplement to any other Operative Agreement to which the Owner Trustee is a party as the Indenture Trustee and Lessee may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent under the terms of any such Operative Agreement as Lessee and the Indenture Trustee may agree to and as may be specified in such request.

          (b) Delivery of Amendments and Supplements to Certain Parties.  Until
              ---------------------------------------------------------
     the Indenture shall have been terminated pursuant to Section 9.01 thereof or the Aircraft shall have been released from the Indenture Estate, a signed copy of each amendment or supplement to the Trust Agreement shall be delivered by the Owner Trustee to the Indenture Trustee without in any way affecting the Indenture or the Equipment Notes and without imposing any duty on the Indenture Trustee with respect to such amendment or supplement.

          Section 10.02. Discretion as to Execution of Documents.  If in the
                         ---------------------------------------
opinion of the Owner Trustee any document required to be executed pursuant to the terms of Section 10.01 adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Agreement to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document unless Owner Trustee is furnished with indemnification from Lessee or any other party upon terms and in amounts reasonably satisfactory to Owner Trustee to protect the Trust Estate and Owner Trustee against any and all liabilities, costs and expenses arising out of the execution of such documents.

          Section 10.03. Absence of Requirements as to Form.  It shall not be
                         ----------------------------------
necessary for any written request furnished pursuant to Section 10.01 to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.

          Section 10.04. Distribution of Documents.  Promptly after the
                         -------------------------
execution by the Owner Trustee of any document entered into pursuant to Section 10.01, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.


                                  ARTICLE XI

                                 MISCELLANEOUS

          Section 11.01. Termination of Trust Agreement.  This Trust Agreement
                         ------------------------------
and the trusts created hereby shall terminate and this Trust Agreement shall be of no further force or effect upon the earlier of (a) sale, transfer or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Lease and the Participation Agreement and the Lien of the Indenture shall have been discharged with respect to the Trust Estate or (b) 110 years after the earlier execution of this Trust Agreement by either party hereto, but if this Trust Agreement and the trusts created hereby shall be or become authorized under applicable law for a period subsequent thereto (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trusts created hereby and the effective grant of such rights, privileges and options for a period in gross) exceeding the period for which this Trust Agreement and the trusts created hereby are hereinabove stated to extend and be valid), then such rights, privileges or options shall not terminate as aforesaid but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under Applicable Law, until such time as the same shall under Applicable Law cease to be valid, whereupon all monies or other property or proceeds constituting part of the Trust Estate shall be distributed in accordance with the terms of Article IV hereof, otherwise this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          Notwithstanding the foregoing, this Trust Agreement and trust created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Trust Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement (in form and substance satisfactory to the Owner Trustee) of the Owner Participant assuming all obligations of the Owner Trustee under or contemplated by the Operative Agreements or incurred by it as trustee hereunder and releasing the Owner Trustee therefrom; provided, however, that such notice may be given only after the time the Lien of the Indenture is discharged under Section 9.01 of the Indenture and after the Lease shall no longer be in effect.

          Section 11.02. The Owner Participant Has No Legal Title in Trust
                         -------------------------------------------------
Estate.  The Owner Participant does not have legal title to any part of the
------
Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          Section 11.03. Assignment, Sale, etc., of Aircraft.  Any assignment,
                         -----------------------------------
sale, transfer or other conveyance of the Aircraft, any Engine, any Part or any interest therein by the Owner Trustee made pursuant to the terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Aircraft, such Engine, such Part or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          Section 11.04. Trust Agreement for Benefit of Certain Parties Only.
                         ---------------------------------------------------
Except for the terms of Section 2.02, Section 4.01, Articles V and IX, the first sentence of Section 6.01, and Sections 10.01, 11.01 and 11.03 hereof, nothing herein, whether express or implied, shall be construed to give any Person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participant.

          Section 11.05. Notices.  Unless otherwise expressly specified or
                         -------
permitted by the terms hereof, all notices shall be given in the manner set forth in Section 12.01 of the Participation Agreement.

          Section 11.06. Severability.  Any provision hereof which is prohibited
                         ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 11.07. Waivers, etc.  No term or provision hereof may be
                         -------------
changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specified instance and for the specific purpose given.

          Section 11.08. Counterparts.  This Trust Agreement may be executed by
                         ------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 11.09. Binding Effect, etc.  All covenants and agreements
                         --------------------
contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and permitted assigns, and the Owner Participant, its successors and permitted assigns. Any request, notice, direction, consent, waiver or other instrument or action by the Owner Participant shall bind its successors and permitted assigns.

          Section 11.10. Headings; References.  The headings of the various
                         --------------------
Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 11.11. GOVERNING LAW.  (a)  THIS TRUST AGREEMENT SHALL IN ALL
                         -------------
RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS TRUST AGREEMENT.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS REFERRED TO IN SECTION 11.05. EACH PARTY HERETO HEREBY AGREES THAT SERVICE UPON IT IN ACCORDANCE WITH THIS SECTION 11.11(c) SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY.

          (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT

     FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS TRUST AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT.

          Section 11.12. Administration of Trust. The principal place of
                         -----------------------
administration of the trust created by this Trust Agreement shall be in the State of Delaware.


                              *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    GENERAL ELECTRIC CAPITAL
                                     CORPORATION



                                    By:  /s/ Norman Liu
                                         ------------------------------------
                                         Name:  Norman Liu
                                         Title: Vice President



                                    FIRST UNION TRUST COMPANY,
                                       NATIONAL ASSOCIATION



                                    By:   /s/ Sterling C. Correia
                                          -----------------------------------
                                          Name:   Sterling C. Correia
                                          Title:  Vice President

                      INDENTURE SUPPLEMENT NO. 1  N588ML


          INDENTURE SUPPLEMENT NO. 1 N588ML dated September 22, 2000 (this "Indenture Supplement") of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity except as expressly provided in the Operative Agreements, but solely as Owner Trustee under the Trust Agreement (in such capacity, herein called the "Owner Trustee").
                             -------------


                              W I T N E S S E T H

          WHEREAS, the Indenture provides for the execution and delivery of this Indenture Supplement, which shall particularly describe the Aircraft and any Replacement Airframe or Replacement Engine included in the property covered by the Indenture.

          WHEREAS, the Trust Indenture and Security Agreement N588ML dated as of September 21, 2000 (herein called the "Indenture") between the Owner Trustee and
                                       ---------
Allfirst Bank, as Indenture Trustee (herein called the "Indenture Trustee"),
                                                        -----------------
provides for the execution and delivery of a supplement thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Indenture being herein used with the same meanings) and any Replacement Airframe or Replacement Engine included in the Indenture Estate, and shall specifically mortgage such Aircraft, Replacement Airframe or Replacement Engine, as the case may be, to the Indenture Trustee.

          WHEREAS, the Indenture relates to the Airframe and Engines described below and a counterpart of the Indenture is attached hereto and made a part hereof and this Indenture Supplement, together with such counterpart of the Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

          NOW, THEREFORE, this Indenture Supplement witnesseth, that, to secure the prompt payment of the principal of and Breakage Cost (if any) and interest on, and all other amounts due with respect to, all Equipment Notes from time to time outstanding under the Indenture and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions for the benefit of the Noteholders in the Indenture and in the Participation Agreement and the Equipment Notes, and the prompt payment of any and all amounts from time to time owing under the Indenture or the Participation Agreement or the other Operative Agreements by the Owner Trustee, the Owner Participant or the Lessee to the Noteholders, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture, and of the acceptance of the Equipment Notes by the Noteholders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture

Trustee and its successors and assigns, for the security and benefit of the Noteholders, in the trust created by the Indenture, a first priority security interest in and first mortgage lien upon, all right, title and interest of the Owner Trustee in, to and under the following described property:

                                   AIRFRAME
                      one airframe identified as follows:

                                              FAA Registration    Manufacturer's Serial
  Manufacturer               Model                 Number                Number
-----------------    ---------------------    ----------------    ---------------------
Bombardier Inc.       Canadair Regional Jet         N588ML                7368
                         CL-600-2B19

together with all Parts, appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time thereto belonging, owned by the Owner Trustee and installed in or appurtenant to said aircraft and all records, logs, manuals and data, inspection, modification and overhaul records and all other documents at any time maintained with respect to the foregoing property.

                                AIRCRAFT ENGINES
                     (2) aircraft engines, each such engine
                  having 750 or more rated takeoff horsepower
               or the equivalent thereof, identified as follows:

                                                   Manufacturer's Serial
Manufacturer                        Model          Numbers
--------------------------         --------        ---------------------
General Electric Company           CF34-3B1        GE-E-872649
                                                   GE-E-872650

together with all Parts, equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to said aircraft engines and all records, logs, manuals and data, inspection, modification and overhaul records and all other documents at any time maintained with respect to the foregoing property.

          Together with all substitutions, replacements and renewals of the property above described, and all property which shall hereafter become physically attached to or incorporated in the property above described, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

          As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Noteholders, in the trust created by the Indenture, all of the right, title and interest of the Owner Trustee in, to and under Lease Supplement No. 1 of even date (other than Excluded Payments, if any) covering the property described above.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Noteholders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

          This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

          AND, FURTHER, the Owner Trustee hereby acknowledges that the Airframe/Engines referred to in this Indenture Supplement and the aforesaid Lease Supplement have been delivered to the Owner Trustee and are included in the property of the Owner Trustee and are covered by all the terms and conditions of the Indenture and are subject to the Lien of the Indenture.

          This Indenture Supplement is being delivered in the State of New York.



                          *            *           *

          IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement to be duly executed by one of its officers thereunto authorized, this 22/nd/ day of September, 2000.

                                   FIRST UNION TRUST COMPANY, NATIONAL
                                   ASSOCIATION, not in its individual capacity except as otherwise expressly provided in the Operative Agreements, but solely as Owner Trustee


                                   By: /s/ Sterling C. Correia
                                      ----------------------------------------
                                      Name:   Sterling C. Correia
                                      Title:  Vice President